UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 18, 2022
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)
(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

HEICO Corporation (the "Company") held its Annual Meeting of Shareholders on Friday, March 18, 2022. The shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on February 4, 2022.

Only holders of record of HEICO Common Stock, $0.01 par value per share (“Common Stock”), and Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), as of the close of business on January 21, 2022 (the record date) were entitled to vote at the Annual Meeting. On that date, there were outstanding 54,475,446 shares of Common Stock, each entitled to one vote, and 81,387,801 shares of Class A Common Stock, each entitled to 1/10th vote per share.

Proposal 1:    Proposal to Elect Directors

The Company’s shareholders elected all nine director nominees to serve until the next annual meeting of shareholders or until a successor is elected and qualified. The result of the vote is set forth in the table below:

Director	For	Withheld	Broker Non-Votes

Thomas M. Culligan	50,644,450	432,299	5,106,671
Adolfo Henriques	50,319,020	757,729	5,106,671
Mark H. Hildebrandt	39,483,705	11,593,044	5,106,671
Eric A. Mendelson	49,021,611	2,055,138	5,106,671
Laurans A. Mendelson	48,154,880	2,921,869	5,106,671
Victor H. Mendelson	49,024,533	2,052,216	5,106,671
Julie Neitzel	50,140,975	935,774	5,106,671
Dr. Alan Schriesheim	45,395,040	5,681,709	5,106,671
Frank J. Schwitter	49,141,020	1,935,729	5,106,671

Proposal 2:    Advisory Vote on Executive Compensation

    The Company’s shareholders held a non-binding, advisory vote on executive compensation. The result of the vote is set forth in the table below:

For	Against	Abstain	Broker Non-Votes

44,893,437	6,132,801	50,511	5,106,671

Proposal 3:    Ratification of Independent Registered Public Accounting Firm

    The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022. The result of the vote is set forth in the table below:

For	Against	Abstain

55,129,814	999,297	54,309

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	March 21, 2022	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer